SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                                                  /X/

Filed by a Party other than the Registrant                              / /

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ /  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant toss.240.14a-12

                        PROFESSIONALLY MANAGED PORTFOLIOS
                        ---------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            Hester Total Return Fund
                     1301 South Mo-Pac Expressway, Suite 350
                                Austin, TX 78746
                                 (866) 811-0215

April 30, 2003

Dear Hester Total Return Fund Shareholder:

     We are writing to inform you of the upcoming Special Meeting of Shareholders of the Hester Total Return Fund (the "Fund") scheduled for May 30, 2003 (the "Special Meeting") to vote on an important proposal affecting the
Fund: to approve a new investment advisory agreement between the Fund and Hester Capital Management, L.L.C. ("Hester"), the Fund's investment advisor. As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreement terminated on April 1, 2003 due to the acquisition of a majority interest in Hester by Plains Capital Corporation ("Plains"). Plains is a Texas based diversified financial services company with over $1.8 billion in assets and has owned approximately 20% of Hester since September 2001.

     To avoid disruption of the Fund's investment management program, the Board of Trustees of the Fund approved an interim investment advisory agreement in accordance with Rule 15a-4 under the Investment Company act of 1940. The interim investment advisory agreement has a term of 150 days from April 1, 2003. Furthermore, to ensure continuity in, and to avoid disruption of, the Fund's investment management program, the Board of Trustees approved a new investment advisory agreement and recommended that shareholders of the Fund be asked to approve this agreement. The new investment advisory agreement provides that, following shareholder approval, Hester will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board of Trustees unanimously believes that this proposal is in the Fund's and your best interest. Hester will continue the Fund's traditional investment objective of seeking a combination of income and capital appreciation. The goal for the Fund remains maximum total return consistent with reasonable risk through investments in common stocks and fixed income securities.

     If you are a shareholder of record as of the close of business on April 1, 2003, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board of Trustees of the Fund has recommended approval of the new investment advisory agreement and encourages you to vote "FOR" the proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call (414) 765-5344.

     Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your proxy card to vote by telephone.

     Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

HESTER TOTAL RETURN FUND                    HESTER CAPITAL MANAGEMENT, L.L.C.

/s/ Robert M. Slotky, President             /s/ I. Craig Hester, President



                        Professionally Managed Portfolios
                            Hester Total Return Fund
                     1301 South Mo-Pac Expressway, Suite 350
                                Austin, TX 78746
--------------------------------------------------------------------------------

                            NOTICE OF SPECIAL MEETING
                             TO BE HELD MAY 30, 2003

--------------------------------------------------------------------------------

     To the shareholders of the Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting (the "Meeting") of shareholders of the Fund to be held on May 30, 2003:

     Notice is hereby given that the Meeting will be held on May 30, 2003, at 9:00 a.m., Central time, at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

     1. To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Hester Capital Management, L.L.C. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. The Advisor will serve as investment advisor on the same basic terms as the current investment advisory agreement between the Advisor and the Fund currently in effect on an interim basis, which took effect after the acquisition of a controlling interest in the Advisor by Plains Capital Corporation, a Texas-based financial services company.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 1, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.


                                              By Order of the Board of Trustees

                                              /s/ Chad E. Fickett
                                              ----------------------------------
                                              Chad E. Fickett, Secretary


April 30, 2003



                        Professionally Managed Portfolios
                            Hester Total Return Fund
                     1301 South Mo-Pac Expressway, Suite 350
                                Austin, TX 78746
                                 (866) 811-0215

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                 APRIL 30, 2003

--------------------------------------------------------------------------------

     General. To the shareholders of the Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on May 30, 2003.

     This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held May 30, 2003, at 9:00 a.m., Central time, at the offices of the Fund's Administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is April 30, 2003. At the Meeting, the shareholders of the Fund will be asked:

     1. To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Hester Capital Management, L.L.C. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. The Advisor will serve as investment advisor on the same basic terms as the current investment advisory agreement between the Advisor and the Fund currently in effect on an interim basis, which took effect after the acquisition of a controlling interest in the Advisor by Plains Capital Corporation ("Plains"), a Texas-based financial services company.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on April 1, 2003 will be entitled to be present and vote at the Meeting. As of that date, there were 381,633.154 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $10,038,229.09.

     Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund's address noted above or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

     Along with the approval of the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become effective. "Majority" for this purpose, as permitted under the Investment Company Act means the lesser of (i) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

     Quorum Required to Hold Meeting. In order to transact business at the Meeting, a "quorum" must be present. Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of all series entitled to vote at the Meeting. As noted above, the Fund is a separate "series" of the Trust. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund, which is the only series entitled to vote at the Meeting.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

     Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor, who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

     Other Information. The Fund's current investment advisor is Hester Capital Management, L.L.C., 1301 South Mo-Pac Expressway, Suite 350 Austin, Texas, 78746. The Fund's distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205. The Fund's transfer and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205.

     Share Ownership. To the knowledge of the Trust's management, before the close of business on April 1, 2003, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

------------------------------------- ------------------ --------------------

Name and Address                          % Ownership     Type of Ownership
------------------------------------- ------------------ --------------------

Charles Schwab & Co. Inc.
Attn: Mutual Funds                             16.23%          Record
101 Montgomery Street.
San Francisco, CA 94104-4122

Kelly Wright Trust
3009 Paradise Street
Vernon, TX 76384-5234                          5.98%           Record

First Trust Corporation Trust
F.B.O. Humphrey Printing Company Inc.          5.51%           Record
P.O. Box 5508
Denver, CO 80217-5508
------------------------------------- ------------------ --------------------

     To the knowledge of the Trust's management, before the close of business on April 1, 2003, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund, and no Trustee or Officer of the Trust had any beneficial ownership of the Fund's outstanding shares.

     Reports to Shareholders. COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 811-0215.

                                 PROPOSAL NO. 1:

         APPROVAL OF NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST ON
                       BEHALF OF THE FUND AND THE ADVISOR

     Background. Pursuant to an interim investment advisory agreement dated April 1, 2003 (the "Interim Advisory Agreement"), the Advisor currently provides investment advisory services to the Fund and manages the portfolio assets of the Fund. The Interim Advisory Agreement was approved by the Board of Trustee on March 14, 2003. The Interim Advisory Agreement became effective when Plains acquired a majority interest in the Advisor in a transaction described below. Prior to April 1, 2003, the Advisor provided investment advisory services to the Fund under a prior investment advisory agreement (the "Prior Advisory Agreement"). The Prior Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, on March 13, 2001.

     Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its "assignment."
Section 2(a)(4) provides that a change of control of an investment adviser, such as Plains' purchase of a majority interest of the Advisor, constitutes an assignment. Consequently, Plains' purchase of a majority interest in the Advisor caused the Prior Advisory Agreement to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, approved the Interim Advisory Agreement on March 14, 2003. The Interim Advisory Agreement allows the Advisor to manage the Fund under substantially the same terms as the Prior Advisory Agreement until August 28, 2003. In order for the Advisor to continue to serve as investment adviser to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the "New Advisory Agreement").

     On the same date that the Board approved the Interim Advisory Agreement, the Board approved the New Advisory Agreement and recommended that it be submitted to Fund shareholders for approval. If approved by the shareholders of the Fund, the New Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for May 30, 2003). The New Advisory Agreement is substantially identical to the Prior Advisory Agreement except for the dates of execution, effectiveness and termination. The Prior Advisory Agreement was approved by the shareholders of the Fund on September 5, 2001 in connection with a prior change in control of the Fund's investment advisor.

     The Transaction. Prior to the recent change of ownership, Morgan Asset Management, Inc. ("MAM") owned a majority interest and Plains held a minority interest in the firm. In order to increase synergies, and simultaneously increase the employee ownership stake in the Advisor, MAM entered into an agreement with Plains, a Texas based, diversified financial services company, pursuant to which Plains purchased a majority interest in the Advisor on April 1, 2003. As a result of this transaction, Plains owns 60.10% of the interests of the Advisor. Directors, officers and other employees of the Advisor now own the remaining 29.90% of the interests in the Advisor.

     The change of control did not result in any changes to the Advisor's investment process, operations or employees or to its investment advisory services to the Fund. The Advisor's portfolio managers will continue to be responsible for the day-to-day management responsibility for the Fund's portfolio, and will continue to determine the Fund's overall investment strategy, portfolio allocation and risk parameters. The Fund's portfolio managers are Mr. I. Craig Hester, C.F.A., C.I.C., and President of the Advisor, and Mr. John E. Gunthorp, C.F.A., C.I.C., Executive Vice President of the Advisor. Each has been associated with the Advisor for more than the past ten years.

     Summary of the Prior Advisory Agreement and the New Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Agreements is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Advisory Services. Both the Prior and New Advisory Agreements provide that Hester provides certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees.

     Management Fees. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Fund will pay the Advisor a fee with respect to the Fund based on the Fund's average daily net assets. Under both the Prior and New Advisory Agreements, the Advisor is compensated for its investment advisory services at the annual rate of (i) 0.70% of the Fund's average daily net assets prior to the first date on which the Fund's average daily net assets exceed $200 million, (ii) 0.60% of the Fund's average daily net assets on and after the first date on which the Fund's average daily net assets exceed $200 million but prior to the first date on which the Fund's average daily net assets exceed $500 million, and (iii) 0.50% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $500 million.

     Brokerage Policies. The Prior and New Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to the Advisor. However, both the Prior and New Advisory Agreements provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

     Payment of Expenses. Both the Prior and New Advisory Agreements provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

     Duration and Termination. Both the Prior and New Advisory Agreements provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board or Fund shareholders. Both the Prior and New Advisory Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Fund upon not more than 60 days' notice, or by the Advisor upon 60 days' notice.

     Other Provisions. The New Advisory Agreement provides that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Advisory Agreement, however, provides that nothing contained in the New Advisory Agreement shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Advisory Agreement. Additionally, the New Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Fund's shareholders may have under any federal securities laws. The New Advisory Agreement provides that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund's assets. The New Advisory Agreement provides that the Trust may indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust and applicable law.

During the fiscal year ended March 31, 2003, the Advisor received $79,538.15 from the Fund for its investment advisory services to the Fund.

     Executive Officers and Managing Member of the Advisor. Information regarding the principal executive officers and managing members of the Advisor is set forth below. The address of the Advisor is 1301 South Mo-Pac Expressway, Suite 350, Austin, TX 78746. The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

-------------------- -------------------------------------------------------

Name                 Position with Advisor
-------------------- -------------------------------------------------------
I. Craig Hester      President & Chief Executive Officer
John E. Gunthorp     Executive Vice President
Joy R. Roberts       Executive Vice President and Chief Operating Officer
Garrett H. Jamison   Executive Vice President
-------------------- -------------------------------------------------------

     Required Vote. Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund's shareholders, it will become effective on June 2, 2003. If the shareholders of the Fund do not approve the New Advisory Agreement, the Interim Advisory Agreement will terminate on August 28, 2003 and the Advisor will cease to serve as the investment adviser of the Fund. In that event, the Fund will consider its options regarding an investment adviser for the Fund. Nonetheless, the Advisor will be entitled to receive the lesser of the investment advisory fees held since April 1, 2003 or the amount of expenses actually incurred by the Advisor while performing services under the Interim Advisory Agreement.

     Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, despite the purchase of a majority interest in the Advisor by Plains, there will be no change in the services provided by the Advisor to the Fund. The Board considered that there will be no change in the portfolio management team who will handle the day-to-day management responsibilities for the Fund's portfolio or to the members of the Advisor who determine the Fund's overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees of the Trust was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

     In considering the New Advisory Agreement, the Trustees had before them information to evaluate the experience of the Advisor's key personnel in portfolio management, the quality of services the Advisor is expected to continue to provide to the Fund, and the compensation proposed to be paid to the Advisor. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since it first became investment advisor to the Fund; (2) the performance of the Fund since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Fund by the Advisor; (4) the fact that the proposed transaction is not expected to affect the manner in which the Advisor advises the Fund; (5) the compensation payable to the Advisor by the Fund under the proposed New Advisory Agreement, which will be at the same rate as the compensation now payable by the Fund to the Advisor under the Prior Advisory Agreement; (6) the terms of the Prior Advisory Agreement, which will be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (7) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of their personnel and financial condition; (8) the Advisor's overall investment performance record; and (9) other factors deemed relevant. The Prior Advisory Agreement was approved by the Board on March 13, 2001. At that time, the Board compared the Fund's fees and expenses in relation to various industry averages, which the Board believes are still valid. On that basis, the Board believes that the fees paid by the Fund to the Advisor are reasonable. The Board also believes that the Fund should continue to use the Advisor as its investment advisor due to the quality of services provided by the Advisor. Accordingly, the Board recommends that the shareholders of the Fund vote to approve the New Advisory Agreement.

     The Advisor has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the proposed transaction.

     The Board also considered that the Advisor may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.

     Other Legal Requirements under the Investment Company Act. Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Advisor has agreed to use its best efforts to ensure that the proposed transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Fund.

     The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must be disinterested trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement.

     Additional Information about the Trust and the Advisor. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

------------------------- -------------------------- ---------------------------

Name                      Position with the Trust    Position with the Advisor
------------------------- -------------------------- ---------------------------
Dorothy A. Berry          Disinterested Trustee      None

Wallace L. Cook           Disinterested Trustee      None

Rowley W.P. Redington     Disinterested Trustee      None

Carl A. Froebel           Disinterested Trustee      None

Ashley T. Rabun           Disinterested Trustee      None

Steven J. Paggioli*       Interested Trustee         None

Robert M. Slotky          President                  None

Eric W. Falkeis           Treasurer                  None

Chad E. Fickett           Secretary                  None
------------------------- -------------------------- ---------------------------
* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Advisor or any parent, subsidiary or affiliate of the Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

                               GENERAL INFORMATION

     Other Matters to come Before the Meeting. The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

     Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Chad E. Fickett, Secretary

Milwaukee, WI
April 30, 2003



                        PROFESSIONALLY MANAGED PORTFOLIOS

                          INVESTMENT ADVISORY AGREEMENT

                            Hester Total Return Fund

     THIS INVESTMENT ADVISORY AGREEMENT is made as of the 2nd day of June, 2003, by and between Professionally Managed Portfolios, a Massachusetts business trust (hereinafter called the "Trust"), on behalf of the following series of the Trust, Hester Total Return Fund (the "Fund") and Hester Capital Management, L.L.C. (hereinafter called the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

     WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF ADVISOR.

     (a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

     Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

     (b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     3. REPRESENTATIONS OF THE ADVISOR.

     (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

     (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

     (c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act , and any other applicable state and/or self-regulatory organization regulations.

     (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

     4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISOR'S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

     6. EXPENSES.

     (a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

     (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

     (c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

     (d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

     (a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

     (b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

     (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

     (d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

     (e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

     (f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

     (g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

     8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     11. ADVISOR'S LIABILITIES AND INDEMNIFICATION.

     (a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

     (b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

     (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

     (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

     (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     12. NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

     13. TERM.

     (a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

     (b) The Fund may use the name Hester Total Return Fund or any name derived from or using the name Hester Total Return Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

     14. TERMINATION; NO ASSIGNMENT.

     (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty
(60) days' written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

     (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS           HESTER CAPITAL MANAGEMENT, L.L.C.
on behalf of the Hester Total
Return Fund


By: ________________________________      By: ________________________________
Name: ______________________________      Name: ______________________________
Title: _____________________________      Title: _____________________________


                                   SCHEDULE A


Series or Fund of Professionally Managed Portfolios
 ------------------------------------------------------------------

Hester Total Return Fund

         $0 to $200 million                      0.70% of average net assets
         $200 million to $500 million            0.60% of average net assets
         Over $500 million                       0.50% of average net assets



                                      PROXY

                            HESTER TOTAL RETURN FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 30, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                      OF PROFESSIONALLY MANAGED PORTFOLIOS

     The undersigned hereby appoints Chad E. Fickett and Jim A. Zawada, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on May 30, 2003 at the offices of the Fund's Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202 (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on April 1, 2003. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

                                DATE: __________________________________, 2003

                                NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                ________________________________________________
                                Signature(s)           (Title(s), if applicable)


     This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

     1.   To approve the new investment agreement      FOR     AGAINST   ABSTAIN
          between Hester Capital Management, L.L.C     |_|       |_|       |_|
          and the Hester Total Return Fund

          In their discretion, the named proxies
          may vote upon any other matters which
          may legally come before the meeting,
          or any adjournment thereof.

                     WE NEED YOUR VOTE BEFORE MAY 30, 2003

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     Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

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                             THANK YOU FOR YOUR TIME